UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2002 (October 7, 2002)

RESORTQUEST INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	1-14115 (Commission File Number)	62-1750352 (I.R.S. Employer Identification No.)

530 Oak Court Drive Suite 360 Memphis, TN (Address of Principal Executive Offices)		38117 (Zip Code)

(901) 762-0600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

SIGNATURE
BYLAWS OF THE COMPANY AS AMENDED 10/6/02
PRESS RELEASE DATED 10/7/02

ITEM 5. Other Events and Regulation FD Disclosure

     (a)  The Company has experienced a change in senior management. See attached press release dated October 7, 2002 as shown in Exhibit 99.1.

     (b)  On October 6, 2002, the Company amended its bylaws by deleting the first two sentences of Section 6.04. See Exhibit 3.1.

ITEM 7. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

Exhibit No.	Description

3.1	Bylaws of the Company as amended October 6, 2002.

99.1	Press release dated October 7, 2002.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESORTQUEST INTERNATIONAL, INC.

Date: October 10, 2002	By: Name: Title:	/s/ J. Mitchell Collins J. Mitchell Collins Executive Vice President and Chief Financial Officer